UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2024

BARNES & NOBLE EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-37499	46-0599018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Mountainview Blvd., Basking Ridge, NJ 07920
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:		(908) 991-2665

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on which registered
Common Stock, $0.01 par value per share	BNED	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 2.02     Results of Operations and Financial Condition.

On September 10, 2024, Barnes & Noble Education, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended July 27, 2024 (the “Press Release”).  A copy of the Press Release and the financial statements and Non-GAAP reconciliation tables are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

The information in this Form 8-K and the Exhibit attached hereto pertaining to the Company’s financial results shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release of Barnes & Noble Education, Inc., dated September 10, 2024.
99.2	Financial Statements and Non-GAAP Reconciliation Tables, dated September 10, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: September 10, 2024
BARNES & NOBLE EDUCATION, INC.

By:     /s/ Kevin Watson
Name:      Kevin Watson
Title:      Chief Financial Officer

BARNES & NOBLE EDUCATION, INC.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Barnes & Noble Education, Inc., dated September 10, 2024.
99.2	Financial Statements and Non-GAAP Reconciliation Tables, dated September 10, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)